                                                   Report of Independent Accountants
                                                  on Applying Agreed-Upon Procedures

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware 19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

                                                   MBNA Master Credit Card Trust II
                                                   --------------------------------

We have performed the procedures  enumerated below,  which were agreed to by MBNA America Bank, N.A. ("MBNA") and The Bank of New York,
solely to assist you with respect to the amounts in the  "mathematical  calculations"  set forth in the monthly  certificates  for each series (as  specified in  Attachment  A) in the MBNA Master  Credit Card Trust II  ("Trust"),  prepared by MBNA  pursuant to subsection
3.04(b) of the Pooling and Servicing Agreement dated as of August 4,  1994, as amended  ("Agreement")  between MBNA and The Bank of New
York,  during the periods specified in Attachment A. MBNA is responsible for the monthly  certificates and related  financial  records.
This agreed-upon  procedures  engagement was conducted in accordance with attestation  standards  established by the American Institute of Certified  Public  Accountants.  The  sufficiency of the procedures is solely the  responsibility  of the parties  specified in this report.  Consequently,  we make no  representation  regarding the sufficiency of the procedures  described below either for the purpose for which this report has been requested or for any other purpose.

The procedures and the associated  findings are as follows:  We compared the amounts in the  "mathematical  calculations"  set forth in the monthly  certificates  for each  series in the Trust,  for the months  specified  in  Attachment  A,  prepared by MBNA  pursuant to subsection  3.04(b) of the  Agreement  with  reports  prepared by MBNA's  bank card  processor  or MBNA,  which were the source of such amounts.  As a result of the procedures  performed we noted that in all instances the amounts in the  "mathematical  calculations"  set forth in the monthly  certificates  for each series in the Trust,  for the months  specified in  Attachment  A, were in agreement  with reports prepared by MBNA's bank card processor or MBNA.

We were not engaged to and did not conduct an audit,  the  objective of which would be the  expression  of an opinion on the amounts in the  "mathematical  calculations"  set forth in the monthly  certificates  for each series in the Trust,  prepared by MBNA  pursuant to subsection  3.04(b) of the Agreement or on the reports prepared by MBNA's bank card processor or MBNA.  Accordingly,  we do not express such an  opinion.  Had we  performed  additional  procedures,  other  matters  might  have come to our  attention  that would have been reported to you.

This report is intended solely for the  information and use of the specified  parties listed above and is not intended to be and should not be used by anyone other than these specified parties.

                                            /s/ Ernst and Young LLP

August 15, 2002

                                                             Attachment A

                               Pooling and Servicing
 Series                      Agreement Supplement Date                      Monthly Certificates Tested
---------------------------------------------------------------------------------------------------------------------

 1994 - C1              October 26, 1994, as  amended

 1994 - E               December 15, 1994, as  amended                  December 2001, February and June 2002

 1995 - A               March 22, 1995, as amended                      December 2001, February and June 2002

 1995 - C               June 29, 1995, as amended                       December 2001, February and June 2002

 1995 - E               August 2, 1995, as amended                      December 2001, February and June 2002

 1995 - G               September 27, 1995, as amended                  December 2001, February and June 2002

 1995 - J               November 21, 1995, as amended                   December 2001, February and June 2002

 1996 - A               February 28, 1996, as amended                   December 2001, February and June 2002

 1996 - B               March 26, 1996                                  December 2001, February and June 2002

 1996 - E               May 21, 1996                                    December 2001, February and June 2002

 1996 - F               June 25, 1996, as amended                       December 2001, February and June 2002

 1996 - G               July 17, 1996                                   December 2001, February and June 2002

 1996 - H2              August 14, 1996

 1996 - I3              September 25, 1996

 1996 - J               September 19, 1996                              December 2001, February and June 2002

 1996 - K               October 24, 1996                                December 2001, February and June 2002

 1996 - M               November 26, 1996                               December 2001, February and June 2002

 1997 - B               February 27, 1997                               December 2001, February and June 2002

 1997 - C               March 26, 1997                                  December 2001, February and June 2002

 1997 - D               May 22, 1997                                    December 2001, February and June 2002

 1997 - E4              May 8, 1997                               December 2001 and February 2002

 1997 - F5              June 18, 1997                             December 2001 and February 2002

 1997 - G               June 18, 1997                                   December 2001, February and June 2002

                                                       Attachment A (continued)

                               Pooling and Servicing
 Series                      Agreement Supplement Date                      Monthly Certificates Tested
---------------------------------------------------------------------------------------------------------------------

 1997 - H               August 6, 1997                                  December 2001, February and June 2002

 1997 - I               August 26, 1997                                 December 2001, February and June 2002

 1997 - J               September 10, 1997                              December 2001, February and June 2002

 1997 - K               October 22, 1997                                December 2001, February and June 2002

 1997 - L               November 13, 1997                               December 2001, February and June 2002

 1997 - M               November 6, 1997                                December 2001, February and June 2002

 1997 - O                December 23, 1997                              December 2001, February and June 2002

 1998 - A                March 18, 1998                                 December 2001, February and June 2002

 1998 - B                April 14, 1998                                 December 2001, February and June 2002

 1998 - C                June 24, 1998                                  December 2001, February and June 2002

 1998 - D                July 30, 1998                                  December 2001, February and June 2002

 1998 - E                August 11, 1998                                December 2001, February and June 2002

 1998 - F                August 26, 1998                                December 2001, February and June 2002

 1998 - G                September 10, 1998                             December 2001, February and June 2002

 1998 - I6               October 22, 1998

 1998 - J                October 29, 1998                               December 2001, February and June 2002

 1998 - K                November 24, 1998                              December 2001, February and June 2002

 1999 - A                March 25, 1999                                 December 2001, February and June 2002

 1999 - B                March 26, 1999                                 December 2001, February and June 2002

 1999 - C                May 18, 1999                                   December 2001, February and June 2002

 1999 - D                June 3, 1999                                   December 2001, February and June 2002

 1999 - E7               July 7, 1999                              December 2001 and February 2002

 1999 - F                August 3, 1999                                 December 2001, February and June 2002

 1999 - G                July 29, 1999                                  December 2001, February and June 2002

 1999 - H                August 18, 1999                                December 2001, February and June 2002

                                                       Attachment A (continued)

                               Pooling and Servicing
 Series                      Agreement Supplement Date                      Monthly Certificates Tested
---------------------------------------------------------------------------------------------------------------------

 1999 - I                September 8, 1999                              December 2001, February and June 2002

 1999 - J                September 23, 1999                             December 2001, February and June 2002

 1999 - K                October 27, 1999                               December 2001, February and June 2002

 1999 - L                November 5, 1999                               December 2001, February and June 2002

 1999 - M                December 1, 1999                               December 2001, February and June 2002

 2000 - A                March 8, 2000                                  December 2001, February and June 2002

2000 - B                 March 28, 2000                                 December 2001, February and June 2002

2000 - C                 April 13, 2000                                 December 2001, February and June 2002

2000 - D                 May 11, 2000                                   December 2001, February and June 2002

2000 - E                 June 1, 2000                                   December 2001, February and June 2002

2000 - F                 June 23, 2000                                  December 2001, February and June 2002

2000 - G                 July 20, 2000                                  December 2001, February and June 2002

2000 - H                 August 23, 2000                                December 2001, February and June 2002

2000 - I                 September 8, 2000                              December 2001, February and June 2002

2000 - J                 October 12, 2000                               December 2001, February and June 2002

2000 - K                 November 21, 2000                              December 2001, February and June 2002

2000 - L                 December 13, 2000                         December 2001, February and June 2002

2000 - Z                 March 30, 2000                                 December 2001, February and June 2002

2001 - A                 February 20, 2001                         December 2001, February and June 2002

2001 - B                 March 8, 2001                             December 2001, February and June 2002

2001 - C                 April 25, 2001                            December 2001, February and June 2002

2001 - D                 May 24, 2001                              December 2001, February and June 2002

1        The last reporting period for Series 1994-C was October 2001.
2        The last reporting period for Series 1996-H was August 2001.
3        The last reporting period for Series 1996-I was September 2001.
4        The last reporting period for Series 1997-E was March 2002.
5        The last reporting period for Series 1997-F was May 2002.
6        The last reporting period for Series 1998-I was September 2001.
7        The last reporting period for Series 1999-E was May 2002.

                                                   Report of Independent Accountants

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

       and

The Bank of New York
101 Barclay Street
New York, New York  10286

                                                   MBNA Master Credit Card Trust II
                                                   ---------------------------------

We have examined  management's  assertion that MBNA America Bank,  N.A.  ("MBNA" or "the Company"),  a wholly owned  subsidiary of MBNA
Corporation,  complied with the covenants and conditions of sections 2.05(e), 2.06, 2.07, 2.08(a),  3.02, 3.04, 3.05, 3.06(b),  4.02(a)
and 4.03(a),  (c) and (d) of the Pooling and  Servicing  Agreement  dated as of August 4, 1994, as amended (the "PSA") and the sections specified in Attachment A of the applicable Series' Pooling and Servicing  Agreement  Supplement (the "PSA  Supplement"),  between MBNA and The Bank of New York,  during the  compliance  periods  specified in  Attachment  A. In  addition,  we have  examined  management's assertion  that MBNA complied with the covenants and conditions of sections  310(a),  402(a),  701(a) and (b), 907,  908(a) and 1201 of
the MBNA Credit Card  Master Note Trust  Indenture  dated as of May 24, 2001 (the  "Indenture")  and  sections  2.02(i)-(iv),  3.16 and
4.01(a) of the MBNA Credit Card  Master Note Trust  MBNAseries  Indenture  Supplement  dated May 24, 2001 (the  "Indenture  Supplement"
together with the PSA, PSA  Supplement and Indenture,  the  "Agreements"),  between the MBNA Credit Card Master Note Trust and The Bank of New York, during the compliance periods specified in Attachment A.

This  assertion is included in the  accompanying  report by management  titled,  "Report of Management on Credit Card and Consumer Loan
Trust  Internal  Control and Pooling and Servicing  Agreement/Indenture  Compliance"  (the  "Report").  Management is  responsible  for
MBNA's compliance with those requirements.  Our responsibility is to express an opinion on management's  assertions about the Company's compliance based on our examination.

Our  examination was conducted in accordance  with  attestation  standards  established by the American  Institute of Certified  Public
Accountants  and,  accordingly,  included  examining,  on a test basis,  evidence about MBNA's  compliance with those  requirements and performing  such other  procedures  as we  considered  necessary  in the  circumstances.  We believe  that our  examination  provides a reasonable  basis for our  opinion.  Our  examination  does not  provide a legal  determination  on MBNA's  compliance  with  specified requirements.

In our opinion,  management's  assertion  that MBNA complied with the covenants and  conditions of the  Agreements,  referred to above, during the compliance periods specified in Attachment A, are fairly stated, in all material respects.

This  report is  intended  solely for the  information  and use of MBNA and The Bank of New York,  as  Trustee of the Master  Trust and
Indenture  Trustee of the Note Trust,  and is not  intended  and should not be used by anyone  other than these  specified  parties and anyone who is authorized to receive such information as specified in the Agreements or in the applicable  Series' or MBNAseries  Notes'
Underwriting/Subscription/Purchase  Agreement,  as specified in  Attachment  A.  However,  this report is a matter of public record and its distribution is not limited.

                                                     /s/ Ernst and Young
August 15, 2002

                                                                                    Attachment A

                    Pooling and Servicing            PSA                                                                                                   Date of Underwriting/
                          Agreement              Supplement                                                                                                Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1994-C           October 26, 1994, as             (a)         July 1, 2001 - November 15, 2001             Merrill Lynch and Co.                      October 19, 1994
                           amended

   1994-E           December 15, 1994, as            (b)         July 1, 2001 - June 30, 2002                 (1)                                      December 15, 1994
                           amended

   1995-A        March 22, 1995, as amended          (a)         July 1, 2001 - June 30, 2002                 Merrill Lynch and Co.                      March 15, 1995

   1995-C         June 29, 1995, as amended          (c)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          June 22, 1995

   1995-E        August 2, 1995, as amended          (a)         July 1, 2001 - June 30, 2002                 Credit Suisse First Boston               July 26, 1995

   1995-G          September 27, 1995, as            (a)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          September 22, 1995
                           amended

   1995-J           November 21, 1995, as            (a)         July 1, 2001 - June 30, 2002                 J. P. Morgan and Co.                       November 14, 1995
                           amended

   1996-A           February 28, 1996, as            (a)         July 1, 2001 - June 30, 2002                 Goldman, Sachs and Co.                     February 21, 1996
                           amended

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1996-B              March 26, 1996                (a)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          March 18, 1996

   1996-E               May 21, 1996                 (a)         July 1, 2001 - June 30, 2002                 J.P. Morgan and Co.                        May 13, 1996

   1996-F         June 25, 1996, as amended          (e)         July 1, 2001 - June 30, 2002                 (1)                                      June 25, 1996

   1996-G               July 17, 1996                (a)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          July 10, 1996

   1996-H              August 14, 1996               (f)         July 1, 2001 - September 17, 2001            Goldman, Sachs and Co.                     August 7,1996

   1996-I            September 25, 1996              (g)         July 1, 2001 - October 15, 2001              Class A:  Merrill Lynch Bank AG          September 23,1996

   1996-J            September 19, 1996              (a)         July 1, 2001 - June 30, 2002                 J.P. Morgan and Co.                        September 12, 1996

   1996-K             October 24, 1996               (a)         July 1, 2001 - June 30, 2002                 Goldman, Sachs and Co.                     October 18, 1996

   1996-M             November 26, 1996              (f)         July 1, 2001 - June 30, 2002                 Credit Suisse First Boston               November 19, 1996

   1997-B             February 27, 1997              (a)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          February 20, 1997

   1997-C              March 26, 1997                (a)         July 1, 2001 - June 30, 2002                 Merrill Lynch and Co.                      March 19, 1997

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1997-D               May 22, 1997                 (g)         July 1, 2001 - June 30, 2002                 Class A: Morgan Stanley and Co.            Class A: April 24, 1997
                                                                                                              International Limited, Class B:  Morgan  Class B: April 29, 1997
                                                                                                              Stanley and Co. Incorporated, Class C:     Class C: May 2, 1997
                                                                                                              Lehman Brothers Inc.

   1997-E                May 8, 1997                 (f)         July 1, 2001 - April 15, 2002                J.P. Morgan and Co.                        April 24, 1997

   1997-F               June 18, 1997                (h)         July 1, 2001 - June 17, 2002                 Lehman Brothers                          June 11, 1997

   1997-G               June 18, 1997                (a)         July 1, 2001 - June 30, 2002                 (1)                                      June 16, 1997

   1997-H              August 6, 1997                (g)         July 1, 2001 - June 30, 2002                 Class A: J.P. Morgan and CIE, S.A.,      Class A: July 9, 1997
                                                                                                              Class B and C: J.P. Morgan Securities    Class B: July 9, 1997
                                                                                                              Inc.                                     Class C: July 15, 1997

   1997-I              August 26, 1997               (h)         July 1, 2001 - June 30, 2002                 Goldman, Sachs and Co.                     August 12, 1997

   1997-J            September 10, 1997              (a)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          September 4, 1997

   1997-K             October 22, 1997               (a)         July 1, 2001 - June 30, 2002                 Credit Suisse First Boston               October 9, 1997

   1997-L             November 13, 1997              (g)         July 1, 2001 - June 30, 2002                 Class A: Merrill Lynch Finance           October 15, 1997
                                                                                                              S.A., Class B: Merrill Lynch, Pierce,
                                                                                                              Fenner and Smith Incorporated

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1997-M             November 6, 1997               (f)         July 1, 2001 - June 30, 2002                 Salomon Brothers Inc                     October 28, 1997

   1997-O             December 23, 1997              (a)         July 1, 2001 - June 30, 2002                 (1)                                      December 11, 1997

   1998-A              March 18, 1998                (a)         July 1, 2001 - June 30, 2002                 J.P. Morgan and Co.                        March 3, 1998

   1998-B              April 14 , 1998               (g)         July 1, 2001 - June 30, 2002                 Class A: Merrill Lynch International     March 17, 1998

   1998-C               June 24, 1998                (a)         July 1, 2001 - June 30, 2002                 Salomon Brothers Inc                     June 10, 1998

   1998-D               July 30, 1998                (h)         July 1, 2001 - June 30, 2002                 Credit Suisse First Boston               July 22, 1998

   1998-E              August 11, 1998               (f)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          July 29, 1998

   1998-F              August 26, 1998               (f)         July 1, 2001 - June 30, 2002                 Merrill Lynch and Co.                      August 12, 1998

   1998-G            September 10, 1998              (a)         July 1, 2001 - June 30, 2002                 Credit Suisse First Boston               September 3, 1998

   1998-I             October 22, 1998               (a)         July 1, 2001 - October 15, 2001              Salomon Smith Barney                     October 16, 1998

   1998-J             October 29, 1998               (a)         July 1, 2001 - June 30, 2002                 Goldman, Sachs and Co.                     October 22, 1998
                                                                                                              Credit Suisse First Boston

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1998-K             November 24, 1998              (a)         July 1, 2001 - June 30, 2002                 (1)                                      November 16, 1998

   1999-A              March 25, 1999                (a)         July 1, 2001 - June 30, 2002                 Bear, Stearns and Co. Inc.                 March 3, 1999

   1999-B              March 26, 1999                (h)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          March  18, 1999

   1999-C               May 18, 1999                 (g)         July 1, 2001 - June 30, 2002                 Class A: Credit Suisse First Boston      April 28, 1999
                                                                                                              (Europe) Limited, Class B:  Credit
                                                                                                              Suisse First Boston Corporation

   1999-D               June 3, 1999                 (a)         July 1, 2001 - June 30, 2002                 Salomon Smith Barney                     May 20, 1999

   1999-E               July 7, 1999                 (a)         July 1, 2001 - June 17, 2002                 Merrill Lynch and Co.                      June 23, 1999

   1999-F              August 3, 1999                (g)         July 1, 2001 - June 30, 2002                 Class A: Morgan Stanley and Co.            Class A: July 13, 1999
                                                                                                              International Limited, Class B: Morgan   Class B: July 15, 1999
                                                                                                              Stanley and Co. Incorporated

   1999-G               July 29, 1999                (h)         July 1, 2001 - June 30, 2002                 Credit Suisse First Boston               July 20, 1999

   1999-H              August 18, 1999               (f)         July 1, 2001 - June 30, 2002                 Merrill Lynch and Co.                      August 4, 1999
                                                                                                              J.P. Morgan and Co.

   1999-I             September 8, 1999              (h)         July 1, 2001 - June 30, 2002                 Credit Suisse First Boston               August 26, 1999

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   1999-J            September 23, 1999              (h)         July 1, 2001 - June 30, 2002                 Goldman, Sachs and Co.                     September 14, 1999

   1999-K             October 27, 1999               (i)         July 1, 2001 - June 30, 2002                 (1)                                      October 20, 1999

   1999-L             November 5, 1999               (a)         July 1, 2001 - June 30, 2002                 Salomon Smith Barney                     October 27, 1999

   1999-M             December 1, 1999               (h)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          November 17, 1999

   2000-A               March 8, 2000                (h)         July 1, 2001 - June 30, 2002                 J. P. Morgan and Co.                       February 23, 2000

   2000-B              March 28, 2000                (a)         July 1, 2001 - June 30, 2002                 Chase Securities Inc.                    March 14, 2000

   2000-C              April 13, 2000                (a)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          March 28, 2000

   2000-D               May 11, 2000                 (a)         July 1, 2001 - June 30, 2002                 Salomon Smith Barney                     May 3, 2000

   2000-E               June 1, 2000                 (h)         July 1, 2001 - June 30, 2002                 Deutsche Banc Alex. Brown                May 23, 2000

   2000-F               June 23, 2000                (f)         July 1, 2001 - June 30, 2002                 Lehman Brothers                          June 8, 2000

   2000-G               July 20, 2000                (f)         July 1, 2001 - June 30, 2002                 Merrill Lynch and Co.                      July 11, 2000

   2000-H              August 23, 2000               (a)         July 1, 2001 - June 30, 2002                 Merrill Lynch and Co.                      August 1, 2000

                                                                              Attachment A (continued)

                    Pooling and Servicing            PSA                                                                                               Date of Underwriting/
                          Agreement              Supplement                                                                                            Subscription/Purchase
    Series             Supplement Date            Sections                   Compliance Period                     Lead Underwriter/Purchaser                     Agreement
---------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   2000-I             September 8, 2000              (k)         July 1, 2001 - June 30, 2002                 Deutsche Banc Alex. Brown                August 24, 2000

   2000-J             October 12, 2000               (l)         July 1, 2001 - June 30, 2002                 (1)                                      September 22, 2000
                                                                                                                                                          (Class A)
                                                                                                                                                       September 21, 2000
                                                                                                                                                         (Class B)

   2000-K             November 21, 2000              (f)         July 1, 2001 - June 30, 2002                 Chase Securities Inc.                    November 7, 2000

   2000-L             December 13, 2000              (k)         July 1, 2001 - June 30, 2002                 Salomon Smith Barney                     December 15, 2000

   2000-Z              March 30, 2000                (j)         July 1, 2001 - June 30, 2002                 (1)                                      March 30, 2000

   2001-A             February 20, 2001              (a)         July 1, 2001 - June 30, 2002                 Deutsche Banc Alex. Brown                January 30, 3001

   2001-B               March 8, 2001                (a)         July 1, 2001 - June 30, 2002                Credit Suisse First Boston                February 22, 2001

   2001-C              April 25, 2001                (g)         July 1, 2001 - June 30, 2002                 (1)                                      April 6, 2001

   2001-D               May 24, 2001                 (m)         July 1, 2001 - June 30, 2002                 (2)                                        (2)

                                                                              Attachment A (continued)

                                            Indenture and
            MBNA Credit Card             Indenture Supplement             Terms
            Master Note Trust                    Date                   Document
                  Notes                                                   Date                          Compliance Period                      Lead Underwriter
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------

   MBNAseries Class B (2001-1)               May 24, 2001             May 24, 2001           July 1, 2001 - June 30, 2002                      Lehman Brothers

   MBNAseries Class C (2001-1)               May 24, 2001             May 24, 2001           July 1, 2001 - June 30, 2002                      Lehman Brothers

   MBNAseries Class A (2001-1)               May 24, 2001             May 31, 2001           July 1, 2001 - June 30, 2002                      Lehman Brothers

   MBNAseries Class C (2001-2)               May 24, 2001             July 12, 2001          July 12, 2001 - June 30, 2002                           (1)

   MBNAseries Class C (2001-3)               May 24, 2001             July 25, 2001          July 25, 2001 - June 30, 2002                     Lehman Brothers

   MBNAseries Class A (2001-2)               May 24, 2001             July 26, 2001          July 26, 2001 - June 30, 2002              Deutsche Banc Alex Brown Inc.

   MBNAseries Class A (2001-3)               May 24, 2001            August 8, 2001          August 8, 2001 - June 30, 2002                  Salmon Smith Barney

   MBNAseries 2001-Emerald                   May 24, 2001            August 15, 2001         August 15, 2001 - June 30, 2002                         (1)

   MBNAseries Class B (2001-2)               May 24, 2001           September 6, 2001        September 6, 2001 - June 30, 2002              Salomon Smith Barney

   MBNAseries Class C (2001-4)               May 24, 2001           September 6, 2001        September 6, 2001 - June 30, 2002                 Lehman Brothers

   MBNAseries Class A (2001-4)               May 24, 2001          September 27, 2001        September 27, 2001 - June 30, 2002               J.P. Morgan and Co.

                                                                              Attachment A (continued)

                                            Indenture and
            MBNA Credit Card             Indenture Supplement             Terms
            Master Note Trust                    Date                   Document
                  Notes                                                   Date                          Compliance Period                      Lead Underwriter
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   MBNAseries Class A (2001-5)               May 24, 2001           November 8, 2001         November 8, 2001 - June 30, 2002            Banc of America Securities

   MBNAseries Class C (2001-5)               May 24, 2001           December 11, 2001        December 11, 2001 - June 30, 2002          Deutsche Banc Alex Brown Inc.

   MBNAseries Class B (2001-3)               May 24, 2001           December 20, 2001        December 20, 2001 - June 30, 2002                       (1)

   MBNAseries Class A (2002-1)               May 24, 2001           January 31, 2002         January 31, 2002 - June 30, 2002               Salomon Smith Barney

   MBNAseries Class B (2002-1)               May 24, 2001           February 28, 2002        February 28, 2002 - June 30, 2002                 Lehman Brothers

   MBNAseries Class C (2002-1)               May 24, 2001           February 28, 2002        February 28, 2002 - June 30, 2002                J.P. Morgan and Co.

   MBNAseries Class A (2002-2)               May 24, 2001            March 27, 2002          March 27, 2002 - June 30, 2002                Deutsche Banc AG London

   MBNAseries Class A (2002-3)               May 24, 2001            April 24, 2002          April 24, 2002 - June 30, 2002              Credit Suisse First Boston

   MBNAseries Class A (2002-4)               May 24, 2001              May 9, 2002           May 9, 2002 - June 30, 2002                 J.P. Morgan Securities Inc.

   MBNAseries Class A (2002-5)               May 24, 2001             May 30, 2002           May 30, 2002 - June 30, 2002                      Lehman Brothers

   MBNAseries Class B (2002-2)               May 24, 2001             June 12, 2002          June 12, 2002 - June 30, 2002                   Merrill Lynch and Co.

   MBNAseries Class C (2002-2)               May 24, 2001             June 12, 2002          June 12, 2002 - June 30, 2002                           (1)

                                                                                Attachment A (continued)
                                            Indenture and
            MBNA Credit Card             Indenture Supplement             Terms
            Master Note Trust                    Date                   Document
                  Notes                                                   Date                          Compliance Period                      Lead Underwriter
--------------------------------------------------------------------------------------------------------------------------------------------------------------------------
   MBNAseries Class C (2002-3)               May 24, 2001             June 12, 2002          June 12, 2002 - June 30, 2002                     Lehman Brothers

   MBNAseries Class A (2002-6)               May 24, 2001             June 26, 2002          June 26, 2002 - June 30, 2002              Deutsche Bank Securities Inc.

Legend:

(a)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.02(a) and 9(c) and (d)
(b)      PSA Supplement Sections 3(c), 4.05 through 4.11, 4.13, 5.02(a) and 10(c) and (d)
(c)      PSA Supplement Sections 3(b), 4.05 through 4.09, 4.11 through 4.14, 4.16(a), 4.17(a), 4.20(a) and (g), 4.21(a), 5.02(a) and
         9(c) and (d)
(d)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a) and (c), 5.02(a) and 9(c) and (d)
(e)      PSA Supplement Sections 3(b), 4.05 through 4.13, 5.02 and 10(c) and (d)
(f)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 9(c) and (d)
(g)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a) and 10(c) and (d)
(h)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a) and (g), 4.20(a), 5.02(a) and 9(c) and
         (d)
(i)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 5.03(a) and 9(c) and (d)
(j)      PSA Supplement Sections 3(b), 4.05 through 4.13, 5.02(a) and 10(c) and (d)
(k)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a) and (g), 4.20(a), 5.02(a) and 9(c)
         and (d)
(l)      PSA Supplement Sections 3(b), 4.05 through 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a), 5.02(a) and 9(c) and (d)
(m)      PSA Supplement Sections 3(b), 4.05 through 4.07, 4.09, 5.02 and 7(c)

(1)      Applicable Series was privately placed; therefore the identity of the Purchaser is not disclosed herein.
(2)      Series  2001-D is the primary asset of the  MBNA Credit Card Master Note Trust and represents an undivided interest in the
         MBNA Credit Card Master Note Trust.  Such series does not have an Underwriter/Purchaser, nor an
         Underwriting/Subscription/Purchasing Agreement associated with it.

See the "Report" included at the end of this document.

                                                   Report of Independent Accountants

MBNA America Bank, N.A.
1100 North King Street
Wilmington, Delaware  19801

         and

The Bank of New York
101 Barclay Street
New York, New York  10286

                                                   MBNA Master Credit Card Trust II
                                                   ---------------------------------

We have examined  management's  assertion  that MBNA America Bank,  N.A.'s  ("MBNA"),  a wholly owned  subsidiary of MBNA  Corporation, controls over the functions  performed as servicer of the MBNA Master Credit Card Trust II (the "Master  Trust"),  including all Series of the Master Trust,  as well as all  MBNAseries  Notes issued from the MBNA Master Credit Card Note Trust (the "Note Trust",  together with the Master  Trust,  the  "Trust") as specified in  Attachment  A, are  effective,  as of June 30,  2002,  in providing  reasonable assurance that (a) Trust assets are safeguarded  against loss from  unauthorized  use or disposition,  (b) transactions are executed in accordance with  management's  authorization  in conformity  with the MBNA Master Credit Card Trust II Pooling and Servicing  Agreement
dated as of August 4, 1994, as amended (the "PSA"),  the  applicable  Pooling and Servicing  Agreement  Supplement for each Series (the
"PSA  Supplements"),  the MBNA Credit Card Master Note Trust Indenture dated as of May 24 ("Indenture"),  and the MBNAseries  Indenture
Supplement dated as of May 24, 2001 ("Indenture  Supplement",  together with the PSA, PSA Supplements and Indenture,  the "Agreements")
as specified  in  Attachment  A, and (c)  transactions  are  recorded  properly to permit the  preparation  of the  required  financial reports.  This  assertion  is included in the  accompanying  report by  management  titled,  "Report of  Management  on Credit Card and
Consumer  Loan Trust  Internal  Control and  Pooling and  Servicing  Agreement/Indenture  Compliance"  (the  "Report").  Management  is
responsible  for MBNA's controls over the functions  performed as servicer of the Trust.  Our  responsibility  is to express an opinion on the effectiveness of internal control based on our examination.

Our  examination was conducted in accordance  with  attestation  standards  established by the American  Institute of Certified  Public
Accountants and,  accordingly,  included obtaining an understanding of the controls over the functions performed by MBNA as servicer of the Trust,  testing  and  evaluating  the  design and  operating  effectiveness  of those  controls,  and such other  procedures  as we considered necessary in the circumstances.  We believe that our examination provides a reasonable basis for our opinion.

Because of inherent  limitations  in any internal  control,  misstatements  due to error or fraud may occur and not be detected.  Also, projections  of any  evaluation  of the controls over the  functions  performed by MBNA as servicer of the Trust to future  periods are subject to the risk that the controls may become  inadequate  because of changes in conditions,  or that the degree of compliance  with the controls may deteriorate.

In our opinion,  management's  assertion,  that MBNA's controls over the functions  performed as servicer of the Trust are effective in providing  reasonable  assurance  that Trust  assets  are  safeguarded  against  loss from  unauthorized  use or  disposition  and that transactions are executed in accordance with  management's  authorization  in conformity with the Agreements and are recorded  properly to permit the preparation of the required  financial reports,  as of June 30, 2002, is fairly stated, in all material  respects,  based upon the following criteria specified in the Report:

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trust are calculated and remitted in accordance with the Agreements.

o        Additions of accounts to the Trust are authorized in accordance with the Agreements.

o        Removals of accounts from the Trust are authorized in accordance with the Agreements.

o        Trust assets amortizing out of the Trust are calculated in accordance with the Agreements.

o        Monthly Trust  reports  generated in the form of  "Exhibits"  and provided to the Trustee are reviewed by a Vice  President or above prior to distribution.

o        Monthly  Master Trust reports  generated in the form of "Exhibits"  contain all required  information  per section 5.02 of the
         PSA.

o        Monthly Note Trust reports  generated in the form of "Exhibits"  pursuant to sections 907 and 908 of the Indenture contain all required information.

This  report is intended  solely for the  information  and use of the  management  of MBNA and The Bank of New York,  as Trustee of the
Master  Trust and  Indenture  Trustee of the Note Trust,  and is not  intended to be and should not be used by anyone  other than these specified  parties and anyone who is not  authorized to receive such  information  as specified in the  Agreements or in the applicable
Series' or MBNAseries  Notes'  Underwriting/Subscription/Purchase  Agreement,  as specified in Attachment A. However,  this report is a matter of public record and its distribution is not limited.

                                            /s/ Ernst and Young
August 15, 2002

                                                             Attachment A

                                                                                             Date of Underwriting/
                     Pooling and Servicing                                                       Subscription/
                   Agreement Supplement Date                                                       Purchase
                                                                                                   Agreement
      Series                                           Lead Underwriter/Purchaser
---------------------------------------------------------------------------------------------------------------------

  1994 - E           December 15, 1994, as        (1)                                      December 15, 1994
                        amended

  1995 - A           March 22, 1995, as           Merrill Lynch and Co.                      March 15, 1995
                        amended

  1995 - C           June 29, 1995, as amended    Lehman Brothers                          June 22, 1995

  1995 - E           August 2, 1995, as           Credit Suisse First Boston               July 26, 1995
                        amended

  1995 - G           September 27, 1995, as       Lehman Brothers                          September 22, 1995
                        amended

  1995 - J           November 21, 1995, as        J. P. Morgan and Co.                       November 14, 1995
                        amended

  1996 - A           February 28, 1996, as        Goldman, Sachs and Co.                     February 21, 1996
                        amended

  1996 - B           March 26, 1996               Lehman Brothers                          March 18, 1996

  1996 - E           May 21, 1996                 J.P. Morgan and Co.                        May 13, 1996

  1996 - F           June 25, 1996, as amended    (1)                                      June 25, 1996

  1996 - G           July 17, 1996                Lehman Brothers                          July 10, 1996

  1996 - J           September 19, 1996           J.P. Morgan and Co.                        September 12, 1996

  1996 - K           October 24, 1996             Goldman, Sachs and Co.                     October 18, 1996

  1996 - M           November 26, 1996            Credit Suisse First Boston               November 19, 1996

  1997 - B           February 27, 1997            Lehman Brothers                          February 20, 1997

  1997 - C           March 26, 1997               Merrill Lynch and Co.                      March 19,1997

  1997 - D           May 22, 1997                 Class A: Morgan Stanley and Co.            Class A: April 24, 1997,
                                                  International Limited, Class B: Morgan   Class B: April 29, 1997,
                                                  Stanley and Co. Incorporated, Class C:     Class C: May 2, 1997
                                                  Lehman Brothers Inc.

                                                       Attachment A (continued)

                                                                                             Date of Underwriting/
                     Pooling and Servicing                                                       Subscription/
                   Agreement Supplement Date                                                       Purchase
                                                                                                   Agreement
      Series                                           Lead Underwriter/Purchaser
---------------------------------------------------------------------------------------------------------------------

  1997 - G           June 18, 1997                (1)                                      June 16, 1997

  1997 - H           August 6, 1997               Class A: J.P. Morgan and CIE, S.A.,      Class A and B: July 9,
                                                  Class B and C: J.P. Morgan Securities    1997, Class C: July 15,
                                                  Inc.                                     1997

  1997 - I           August 26, 1997              Goldman, Sachs and Co.                     August 12, 1997

  1997 - J           September 10, 1997           Lehman Brothers                          September 4, 1997

  1997 - K           October 22, 1997             Credit Suisse First Boston               October 9, 1997

  1997 - L           November 13, 1997            Class A:  Merrill Lynch Finance S.A.,    October 15, 1997
                                                  Class B: Merrill Lynch, Pierce, Fenner
                                                  and Smith Incorporated

  1997 - M           November 6, 1997             Salomon Brothers Inc                     October 28, 1997

  1997 - O           December 23, 1997            (1)                                      December 11, 1997

  1998 - A           March 18, 1998               J. P. Morgan and Co.                       March 3, 1998

  1998 - B           April 14, 1998               Class A: Merrill Lynch International     March 17, 1998

  1998 - C           June 24, 1998                Salomon Brothers Inc                     June 10, 1998

  1998 - D           July 30, 1998                Credit Suisse First Boston               July 22, 1998

  1998 - E           August 11, 1998              Lehman Brothers                          July 29, 1998

  1998 - F           August 26, 1998              Merrill Lynch and Co.                      August 12, 1998

  1998 - G           September 10, 1998           Credit Suisse First Boston               September 3, 1998

  1998 - J           October 29, 1998             Goldman, Sachs and Co.                     October 22, 1998
                                                  Credit Suisse First Boston

  1998 - K           November 24, 1998            (1)                                      November 16, 1998

  1999 - A           March 25, 1999               Bear, Stearns and Co. Inc.                 March 3, 1999

  1999 - B           March 26, 1999               Lehman Brothers                          March 18, 1999

                                                       Attachment A (continued)

                                                                                             Date of Underwriting/
                     Pooling and Servicing                                                       Subscription/
                   Agreement Supplement Date                                                       Purchase
                                                                                                   Agreement
      Series                                           Lead Underwriter/Purchaser
---------------------------------------------------------------------------------------------------------------------

  1999 - C           May 18, 1999                 Class A: Credit Suisse First Boston      April 28, 1999
                                                  (Europe) Limited,
                                                  Class B: Credit Suisse First Boston
                                                  Corporation

  1999 - D           June 3, 1999                 Salomon Smith Barney                     May 20, 1999

  1999 - F           August 3, 1999               Class A: Morgan Stanley and Co.            Class A: July 13, 1999
                                                  International Limited, Class B: Morgan   Class B: July 15, 1999
                                                  Stanley and Co. Incorporated

  1999 - G           July 29, 1999                Credit Suisse First Boston               July 20, 1999

  1999 - H           August 18, 1999              Merrill Lynch and Co.                      August 4, 1999
                                                  J.P. Morgan and Co.

  1999 - I           September 8, 1999            Credit Suisse First Boston               August 26, 1999

  1999 - J           September 23, 1999           Goldman, Sachs and Co.                     September 14, 1999

  1999 - K           October 27, 1999             (1)                                      October 20, 1999

  1999 - L           November 5, 1999             Salomon Smith Barney                     October 27, 1999

  1999 - M           December 1, 1999             Lehman Brothers                          November 17, 1999

  2000 - A           March 8, 2000                J. P. Morgan and Co.                       February 23, 2000

  2000 - B           March 28, 2000               Chase Securities Inc.                    March 14, 2000

  2000 - C           April 13, 2000               Lehman Brothers                          March 28, 2000

  2000 - D           May 11, 2000                 Salomon Smith Barney                     May 3, 2000

  2000 - E           June 1, 2000                 Deutsche Banc Alex. Brown                May 23, 2000

  2000 - F           June 23, 2000                Lehman Brothers                          June 8, 2000

  2000 - G           July 20, 2000                Merrill Lynch and Co.                      July 11, 2000

  2000 - H           August 23, 2000              Merrill Lynch and Co.                      August 1, 2000

  2000 - I           September 8, 2000            Deutsche Banc Alex. Brown                August 24, 2000

                                                       Attachment A (continued)

                                                                                             Date of Underwriting/
                     Pooling and Servicing                                                       Subscription/
                   Agreement Supplement Date                                                       Purchase
                                                                                                   Agreement
      Series                                           Lead Underwriter/Purchaser
---------------------------------------------------------------------------------------------------------------------

  2000 - J           October 12, 2000             (1)                                      September 22, 2000
                                                                                              (Class A only)
                                                                                           September 21, 2000
                                                                                              (Class B only)

  2000 - K           November 21, 2000            Chase Securities Inc.                    November 7, 2000

  2000 - L           December 13, 2000            Salomon Smith Barney                     December 5, 2000

  2000 - Z           March 30, 2000               (1)                                      March 30, 2000

  2001 - A           February 20, 2001            Deutsche Banc Alex. Brown                January 30, 2001

  2001 - B           March 8, 2001                Credit Suisse First Boston               February 22, 2001

  2001 - C           April 25, 2001               (1)                                      April 6, 2001

  2001 - D           May 24, 2001                 (2)                                                 (2)

                                                       Attachment A (continued)

         MBNA Credit Card                                                                           Date of Underwriting
         Master Note Trust                 Issuance                                                       Agreement
         MBNAseries Notes                    Date              Lead Underwriter
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

  Class B (2001-1)                  May 24, 2001               Lehman Brothers                     May 10, 2001

  Class C (2001-1)                  May 24, 2001               Lehman Brothers                     May 10, 2001

  Class A (2001-1)                  May 31, 2001               Lehman Brothers                     May 17, 2001

  Class C (2001-2)                  July 12, 2001              (1)

  Class C (2001-3)                  July 25, 2001              Lehman Brothers

  Class A (2001-2)                  July 26, 2001              Deustche Banc Alex Brown Inc.

  Class A (2001-3)                  August 8, 2001             Salomon Smith Barney

  2001-Emerald                      August 15, 2001            (1)

  Class B (2001-2)                  September 6, 2001          Salomon Smith Barney

  Class C (2001-4)                  September 6, 2001          Lehman Brothers

  Class A (2001-4)                  September 27, 2001         J.P. Morgan and Co.

  Class A (2001-5)                  November 8, 2001           Banc of America Securities

  Class C (2001-5)                  December 11, 2001          Deutsche Banc Alex Brown Inc.

  Class B (2001-3)                  December 20, 2001          (1)

  Class A (2002-1)                  January 31, 2002           Salomon Smith Barney

  Class B (2002-1)                  February 28, 2002          Lehman Brothers

  Class C (2002-1)                  February 28, 2002          J.P. Morgan and Co.

  Class A (2002-2)                  March 27, 2002             Deutsche Banc AG London

  Class A (2002-3)                  April 24, 2002             Credit Suisse First Boston

  Class A (2002-4)                  May 9, 2002                J.P. Morgan Securities Inc.

  Class A (2002-5)                  May 30, 2002               Lehman Brothers

  Class B (2002-2)                  June 12, 2002              Merrill Lynch and Co.

  Class C (2002-2)                  June 12, 2002              (1)

  Class C (2002-3)                  June 12, 2002              Lehman Brothers

  Class A (2002-6)                  June 26, 2002              Deutsche Banc Securities Inc.

Legend:

(1)      Applicable Series was privately placed; therefore the identity of the Purchaser is not disclosed herein.

(2)      Series 2001-D is the primary asset of the MBNA Credit Card Master Note Trust and represents an undivided interest in the
              MBNA Credit Card Master Note Trust.  Such series does not have an Underwriter, nor an Underwriting Agreement associated with it.

August 15, 2002

Ernst and Young LLP
One North Charles
Baltimore, Maryland  21201

In connection with your attestation engagements relating to our assertions on (1) the effectiveness of controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts listed in Appendix I (the "Trusts") as of June 30, 2002, and (2)
compliance by MBNA with the covenants and conditions of certain sections, as specified in Appendix I, of each Trusts' applicable
Pooling and Servicing Agreement, Pooling and Servicing Agreement Supplements, the Indenture and the MBNASeries Indenture Supplement
(together the "Agreements"), and in connection with your agreed upon procedures engagements relating to the amounts in the (a)
"mathematical calculations" set forth in the monthly certificates or settlement reports prepared by MBNA pursuant to subsections
3.04(b) of the Pooling and Servicing Agreements, as applicable, for the periods specified in Appendix I, as well as (b) the
"mathematical calculations" set forth in the monthly exhibits of the MBNA Credit Card Master Note Trust prepared by MBNA pursuant to subsections 907 and 908 of the Indenture for the period July 1, 2001 through June 30, 2002, we recognize that obtaining representations from us concerning the information contained in this letter is a significant procedure in enabling you to form an opinion about whether our assertions are fairly stated in all material respects and in performing the specific agreed upon
procedures.   Accordingly, we make the following representations with respect to these engagements which are true to our knowledge.

Controls Over the Functions Performed as Servicer of the Trusts

o    We acknowledge that, as members of management, we are responsible for establishing and maintaining effective controls over the functions performed as servicer of the Trusts that provide reasonable assurance to management and the board of directors that
     Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements and are recorded properly to permit the preparation of required financial reports.

o    Management has determined that the objectives of our controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

Ernst and Young LLP
August 15, 2002

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

o        The additions of accounts to the Trusts are authorized in accordance with the Agreements.

o        The removals of accounts from the Trusts are authorized in accordance with the Agreements.

o        Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

o        Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

o        Monthly Trust reports generated in the form of "Exhibits" contains all information required by the Agreements.

Management has performed an evaluation of MBNA's controls over the functions performed as servicer of the Trusts in relation to these criteria.  Based upon this evaluation, the controls over the functions performed as servicer of the Trusts as of June 30, 2002, are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustee and are recorded properly to permit the preparation of the required financial reports.

We confirm to our knowledge and belief, the following representations made to you during your attestation engagement.

1.       The criteria against which we measured our assertion, as specified above, are sufficiently clear and comprehensive for a knowledgeable user of the report to be able to understand them.

2.       We are not aware of any material instances of fraud or any other instances of fraud that, although not material, involve management or other employees who have a significant role in the controls over the functions performed as servicer of the Trusts.

Ernst and Young LLP
August 15, 2002

3.       We have disclosed to you all significant deficiencies in the design or operation of the controls that could adversely affect
     MBNA's ability to safeguard Trust assets against loss, execute transactions in accordance with management's authority in conformity with the applicable Agreements and prepare the required financial reports.

4.       We have made available to you all reports of examination from regulatory agencies.  To our knowledge there were no situations of noncompliance with or deficiencies in controls communicated by any regulatory agencies which would preclude achievement of any of the criteria noted above.

5.       No matters or occurrences, including those which may be communicated by regulatory agencies, have come to our attention up to the date of this letter that might significantly change or affect the controls over the functions performed as servicer of the
     Trusts, including any corrective actions taken (or that may be taken) by management regarding significant deficiencies.

Compliance with Covenants and Conditions of the Agreements

We acknowledge that we are responsible for complying with the covenants and conditions of the Agreements.  We are also responsible for establishing and maintaining effective internal control over compliance with the covenants and conditions of the Agreements.  We have performed an evaluation of MBNA's compliance with the relevant covenants and conditions of the Agreements identified in Appendix
I for each of the Agreements, for the periods specified in Appendix I.  Our evaluation assumed the accuracy of reports prepared by
MBNA's bank card processor and did not extend to the relevant aspects of MBNA's compliance that are the responsibility of the bank card processor.  Based on this evaluation, MBNA complied with the relevant covenants and conditions of the Agreements identified in
Appendix I for each of the Agreements during the periods specified in Appendix I.

We have made available to your representatives all documentation related to compliance with the specified requirements of the
Agreements.

There has been no known noncompliance with the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements, for the periods specified in Appendix I and through the date of your attestation examination report.

We have received no communications from regulatory agencies, internal auditors or other parties concerning possible non-compliance with the covenants and conditions of the Agreements including communications received between June 30, 2002 and the date of this letter.

No events or transactions have occurred since June 30, 2002 or are pending that would have an effect on the compliance with the covenants and conditions of the Agreements identified in Appendix I at that date or for the periods specified in Appendix I.

Ernst and Young LLP
August 15, 2002

   We are not aware of any instances of fraud involving management or employees who have significant roles in internal control over compliance, or other employees, with the covenants and conditions of the Agreements identified in Appendix I.

Agreed Upon Procedures Applied to Monthly Certificates or Settlement Reports

We acknowledge that, as members of management, we are responsible for preparing the monthly certificates pursuant to the applicable sections of the Agreements.  We also are responsible for selecting the criteria against which the amounts in the "mathematical calculations" set forth in the monthly certificates should be measured, and for determining that such criteria are appropriate for our purposes.

We have made available to your representatives all documentation related to the monthly certificates for the periods specified in
Appendix I.

We understand that your examinations were made, and your agreed upon procedures engagement was conducted, in accordance with attestation standards established by the American Institute of Certified Public Accountants and were therefore, designed primarily for the purpose of expressing opinions on whether our assertions regarding (1) the effectiveness of the controls over the functions performed as servicer of the Trusts and (2) our compliance with the covenants and conditions of certain sections of the Agreements were fairly stated, in all material respects, based on the specified criteria.  We further understand that your tests of our records and other procedures were limited to those that you considered necessary for that purpose.  We understand that an agreed upon procedures engagement is substantially less in scope than an examination, the objective of which is the expression of an opinion on the amounts in the "mathematical calculations" set forth in the monthly certificates.  We also understand that the sufficiency of the procedures performed in your agreed upon procedures engagement is solely the responsibility of the specified users of the report.

Ernst and Young LLP
August 15, 2002

                                            MBNA America Bank, N.A. by:

                                            /s/ M. Scott Kaufman
                                            M. Scott Kaufman
                                            Executive Vice Chairman

                                            /s/ Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Senior Vice Chairman and
                                            Chief Financial Officer

                                            /s/Thomas D. Wren
                                            Thomas D. Wren
                                            Senior Executive Vice President and
                                            Treasurer

                                            /s/Victor P. Manning
                                            Victor P. Manning
                                            Senior Executive Vice President and
                                            Chief Accounting Officer

                                            /s/Randall J. Black
                                            Randall J. Black
                                            Senior Executive Vice President and
                                            Controller

                                            /s/Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

                             Report of Management on Credit Card and Consumer Loan Trust Internal Control
                                       and Pooling and Servicing Agreement/Indenture Compliance

Trust Internal Control
----------------------
 MBNA America Bank, N.A., ("MBNA" or the "Company"), a wholly owned subsidiary of MBNA Corporation is responsible for establishing and maintaining effective controls over the functions performed as servicer of MBNA's credit card and consumer loan trusts, listed in
    Appendix I (the "Trusts" or individually "Trust"). These controls are designed to provide reasonable assurance to the Company's management and board of directors that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the applicable Pooling and Servicing
 Agreements, Pooling and Servicing Agreement Supplements, Indenture and MBNASeries Indenture Supplement (together the "Agreements") as specified in Appendix I, between MBNA as Seller/Transferor and Servicer and the applicable Trustee (specific Agreements and Trustees are listed in Appendix I) and are recorded properly to permit the preparation of the required financial reports.

Because of inherent limitations in any control, no matter how well-designed, misstatements due to error or fraud may occur and not be detected, including the possibility of the circumvention or overriding of controls.  Accordingly, even effective controls can provide only reasonable assurance with respect to the achievement of any objectives of controls.  Further, because of changes in conditions, the effectiveness of controls may vary over time.

The Company has determined that the objectives of controls with respect to servicing and reporting of sold loans are to provide reasonable, but not absolute assurance that:

o        Funds collected are remitted to the Trustee in accordance with the Agreements.

o        Trust assets are segregated from those retained by MBNA in accordance with the Agreements.

o        Expenses incurred by the Trusts are calculated and remitted in accordance with the Agreements.

o        The additions of accounts to the Trusts are authorized in accordance with the Agreements.

o        The removals of accounts from the Trusts are authorized in accordance with the Agreements.

August 15, 2002

Trust Internal Control (continued)
----------------------
o        Trust assets amortizing out of the Trusts are calculated in accordance with the Agreements.

o        Monthly Trust reports generated in the form of "Exhibits" and provided to the Trustee are reviewed by a Vice President or above prior to distribution.

o        Monthly Trust reports generated in the form of "Exhibits" contain all information required by the Agreements.

The Company assessed its controls over the functions performed as servicer of the Trusts in relation to these criteria. Based upon this assessment, the Company believes that, as of June 30, 2002, its controls over the functions performed as servicer of the Trusts are effective in providing reasonable assurance that Trust assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization in conformity with the Agreements between MBNA and the applicable Trustees and are recorded properly to permit the preparation of the required financial reports.

Pooling and Servicing Agreement Compliance
------------------------------------------
The Company is responsible for complying with the covenants and conditions of the Agreements listed in Appendix I to this report.
The Company is also responsible for establishing and maintaining effective internal control over compliance with the covenants and conditions of the Agreements.  The Company has performed an evaluation of  its compliance with the requirements of the relevant covenants and conditions identified in Appendix I for each of the Agreements. Based on this evaluation, MBNA complied with the requirements of the relevant covenants and conditions of the Agreements identified in Appendix I for each of the Agreements during the periods specified in Appendix I.

August 15, 2002

                                            MBNA America Bank, N.A. by:

                                            /s/ M. Scott Kaufman
                                            M. Scott Kaufman
                                            Executive Vice Chairman

                                            /s/ Kenneth A. Vecchione
                                            Kenneth A. Vecchione
                                            Senior Vice Chairman and
                                            Chief Financial Officer

                                            /s/Thomas D. Wren
                                            Thomas D. Wren
                                            Senior Executive Vice President and
                                            Treasurer

                                            /s/Victor P. Manning
                                            Victor P. Manning
                                            Senior Executive Vice President and
                                            Chief Accounting Officer

                                            /s/Randall J. Black
                                            Randall J. Black
                                            Senior Executive Vice President and
                                            Controller

                                            /s/Douglas O. Hart
                                            Douglas O. Hart
                                            Senior Executive Vice President

Servicing                                  PSA Covenants
TRUST                                     TRUSTEE                      PSA DATE           PSA SUPPL DATE  COMPLIANCE
PERIOD                   AND CONDITIONS
MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C                         BANK OF NEW YORK   8/4/94*         10/26/94*
7/1/01 - 11/15/01                         (A)
MBNA Master Credit Card Trust II Series 1994-E                         Bank of New York   8/4/94*         12/15/94*
7/1/01 - 6/30/02                          (b)
MBNA Master Credit Card Trust II Series 1995-A                         Bank of New York   8/4/94*         3/22/95*
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1995-C                         Bank of New York   8/4/94*         6/29/95*
7/1/01 - 6/30/02                          (c)
MBNA Master Credit Card Trust II Series 1995-E                         Bank of New York   8/4/94*         8/2/95*
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1995-G                         Bank of New York   8/4/94*         9/27/95*
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1995-J                         Bank of New York   8/4/94*         11/21/95*
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1996-A                         Bank of New York   8/4/94*         2/28/96*
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1996-B                         Bank of New York   8/4/94*         3/26/96
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1996-E                         Bank of New York   8/4/94*         5/21/96
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1996-F                         Bank of New York   8/4/94*         6/25/96*
7/1/01 - 6/30/02                          (d)
MBNA Master Credit Card Trust II Series 1996-G                         Bank of New York   8/4/94*         7/17/96
7/1/01 - 6/30/02                          (a)
MBNA MASTER CREDIT CARD TRUST II SERIES 1996-H                         BANK OF NEW YORK   8/4/94*         8/14/96
7/1/01 - 9/17/01                          (E)
MBNA MASTER CREDIT CARD TRUST II SERIES 1996-I                         BANK OF NEW YORK   8/4/94*         9/25/96
7/1/01 - 10/15/01                         (F)
MBNA Master Credit Card Trust II Series 1996-J                         Bank of New York   8/4/94*         9/19/96
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1996-K                         Bank of New York   8/4/94*         10/24/96
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1996-M                         Bank of New York   8/4/94*         11/26/96
7/1/01 - 6/30/02                          (e)
MBNA Master Credit Card Trust II Series 1997-B                         Bank of New York   8/4/94*         2/27/97
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1997-C                         Bank of New York   8/4/94*         3/26/97
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1997-D                         Bank of New York   8/4/94*         5/22/97
7/1/01 - 6/30/02                          (f)
MBNA MASTER CREDIT CARD TRUST II SERIES 1997-E                         BANK OF NEW YORK   8/4/94*         5/8/97
7/1/01 - 4/15/02                          (E)
MBNA MASTER CREDIT CARD TRUST II SERIES 1997-F                         BANK OF NEW YORK   8/4/94*         6/18/97
7/1/01 - 6/17/02                          (G)
MBNA Master Credit Card Trust II Series 1997-G                         Bank of New York   8/4/94*         6/18/97
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1997-H                         Bank of New York   8/4/94*         8/6/97
7/1/01 - 6/30/02                          (f)
MBNA Master Credit Card Trust II Series 1997-I                         Bank of New York   8/4/94*         8/26/97
7/1/01 - 6/30/02                          (g)
MBNA Master Credit Card Trust II Series 1997-J                         Bank of New York   8/4/94*         9/10/97
7/1/01 - 6/30/02                          (a)
MBNA Master Consumer Loan Trust Series 1997-1                          Bankers Trust Company              9/24/97*
9/24/97*                                  7/1/01 - 6/30/02             (n)
MBNA Master Credit Card Trust II Series 1997-K                         Bank of New York   8/4/94*         10/22/97
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1997-L                         Bank of New York   8/4/94*         11/13/97
7/1/01 - 6/30/02                          (f)
MBNA Master Credit Card Trust II Series 1997-M                         Bank of New York   8/4/94*         11/6/97
7/1/01 - 6/30/02                          (e)
MBNA Master Credit Card Trust II Series 1997-O                         Bank of New York   8/4/94*         12/23/97
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1998-A                         Bank of New York   8/4/94*         3/18/98
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1998-B                         Bank of New York   8/4/94*         4/14/98
7/1/01 - 6/30/02                          (f)
MBNA Master Credit Card Trust II Series 1998-C                         Bank of New York   8/4/94*         6/24/98
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1998-D                         Bank of New York   8/4/94*         7/30/98
7/1/01 - 6/30/02                          (g)
MBNA Master Credit Card Trust II Series 1998-E                         Bank of New York   8/4/94*         8/11/98
7/1/01 - 6/30/02                          (e)
MBNA Master Credit Card Trust II Series 1998-F                         Bank of New York   8/4/94*         8/26/98
7/1/01 - 6/30/02                          (e)
MBNA Master Credit Card Trust II Series 1998-G                         Bank of New York   8/4/94*         9/10/98
7/1/01 - 6/30/02                          (a)

MBNA MASTER CREDIT CARD TRUST II SERIES 1998-I                         BANK OF NEW YORK   8/4/94*         10/22/98
7/1/01 - 10/15/01                         (A)
MBNA Master Credit Card Trust II Series 1998-J                         Bank of New York   8/4/94*         10/29/98
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1998-K                         Bank of New York   8/4/94*         11/24/98
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1999-A                         Bank of New York   8/4/94*         3/25/99
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1999-B                         Bank of New York   8/4/94*         3/26/99
7/1/01 - 6/30/02                          (g)
MBNA Master Credit Card Trust II Series 1999-C                         Bank of New York   8/4/94*         5/18/99
7/1/01 - 6/30/02                          (f)
MBNA Master Credit Card Trust II Series 1999-D                         Bank of New York   8/4/94*         6/3/99
7/1/01 - 6/30/02                          (a)
MBNA MASTER CREDIT CARD TRUST II SERIES 1999-E                         BANK OF NEW YORK   8/4/94*         7/7/99
7/1/01 - 6/17/02                          (A)
MBNA Master Credit Card Trust II Series 1999-F                         Bank of New York   8/4/94*         8/3/99
7/1/01 - 6/30/02                          (f)
MBNA Master Credit Card Trust II Series 1999-G                         Bank of New York   8/4/94*         7/29/99
7/1/01 - 6/30/02                          (g)
MBNA Master Credit Card Trust II Series 1999-H                         Bank of New York   8/4/94*         8/18/99
7/1/01 - 6/30/02                          (e)
MBNA Master Credit Card Trust II Series 1999-I                         Bank of New York   8/4/94*         9/8/99
7/1/01 - 6/30/02                          (g)
MBNA Master Credit Card Trust II Series 1999-J                         Bank of New York   8/4/94*         9/23/99
7/1/01 - 6/30/02                          (g)
MBNA Master Credit Card Trust II Series 1999-K                         Bank of New York   8/4/94*         10/27/99
7/1/01 - 6/30/02                          (h)
MBNA Master Credit Card Trust II Series 1999-L                         Bank of New York   8/4/94*         11/5/99
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 1999-M                         Bank of New York   8/4/94*         12/1/99
7/1/01 - 6/30/02                          (g)
MBNA Master Credit Card Trust II Series 2000-A                         Bank of New York   8/4/94*         3/8/00
7/1/01 - 6/30/02                          (g)
MBNA Master Credit Card Trust II Series 2000-B                         Bank of New York   8/4/94*         3/28/00
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 2000-Z                         Bank of New York   8/4/94*         3/30/00
7/1/01 - 6/30/02                          (j)
MBNA Master Credit Card Trust II Series 2000-C                         Bank of New York   8/4/94*         4/13/00
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 2000-D                         Bank of New York   8/4/94*         5/11/00
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 2000-E                         Bank of New York   8/4/94*         6/1/00
7/1/01 - 6/30/02                          (g)
MBNA Master Credit Card Trust II Series 2000-F                         Bank of New York   8/4/94*         6/23/00
7/1/01 - 6/30/02                          (e)
MBNA Master Consumer Loan Trust Series 2000-1                          Bankers Trust Company              9/24/97*
6/29/00                                   7/1/01 - 6/30/02             (o)
MBNA Master Credit Card Trust II Series 2000-G                         Bank of New York   8/4/94*         7/20/00
7/1/01 - 6/30/02                          (e)
MBNA Master Consumer Loan Trust Series 2000-2                          Bankers Trust Company              9/24/97*
7/26/00                                   7/1/01 - 6/30/02             (o)
MBNA Master Credit Card Trust II Series 2000-H                         Bank of New York   8/4/94*         8/23/00
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 2000-I                         Bank of New York   8/4/94*         9/8/00
7/1/01 - 6/30/02                          (k)
MBNA Triple A Master Trust Series 2000-1  Bank of New York             9/28/00*           9/28/00         7/1/01 - 6/30/02
(p)
MBNA Triple A Master Trust Series 2000-2  Bank of New York             9/28/00*           9/28/00*        7/1/01 - 6/30/02
(p)
MBNA Master Credit Card Trust II Series 2000-J                         Bank of New York   8/4/94*         10/12/00
7/1/01 - 6/30/02                          (l)
MBNA Master Credit Card Trust II Series 2000-K                         Bank of New York   8/4/94*         11/21/00
7/1/01 - 6/30/02                          (e)
MBNA Master Credit Card Trust II Series 2000-L                         Bank of New York   8/4/94*         12/13/00
7/1/01 - 6/30/02                          (k)
MBNA Master Credit Card Trust II Series 2001-A                         Bank of New York   8/4/94*         2/20/01
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 2001-B                         Bank of New York   8/4/94*         3/8/01
7/1/01 - 6/30/02                          (a)
MBNA Master Credit Card Trust II Series 2001-C                         Bank of New York   8/4/94*         4/25/01
7/1/01 - 6/30/02                          (f)
MBNA Master Credit Card Trust II Series 2001-D                         Bank of New York   8/4/94*         5/24/01
7/1/01 - 6/30/02                          (m)
MBNA Master Consumer Loan Trust Series 2001-1                          Bankers Trust Company              9/24/97*
6/28/01                                   7/1/01 - 6/30/02             (o)
MBNA Master Consumer Loan Trust Series 2001-2                          Bankers Trust Company              9/24/97*
9/19/01                                   9/19/01 - 6/30/02            (o)

* - Indicates agreement was amended

PSA and PSA Supplement Covenants and Conditions
-----------------------------------------------

(a) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.02(a), 9(c), 9(d).

(b) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.13, 5.02(a), 10(c), 10(d).

(c) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.11, 4.12, 4.13, 4.14, 4.16(a), 4.17(a), 4.20(a), 4.20(g),
4.21(a), 5.02(a), 9(c), 9(d).

(d) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 5.02, 10(c), 10(d).

(e) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a), 9(c),
9(d).

(f) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.18(a), 5.02(a),
10(c), 10(d).

(g) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.19(a),
4.19(g), 4.20(a), 5.02(a), 9(c), 9(d).

(h) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 5.03(a), 9(c), 9(d).

(i) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 5.02(a), 10(c), 10(d).

(j) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a)
and (g), 4.20(a), 5.02(a), 9(c), 9(d).

(k) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18,
4.19(a), 5.02(a), 9(c), 9(d).

(l) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
      PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14(a), 4.15(a), 4.16(a), 4.18, 4.19(a),
5.02(a), 9(c), 9(d).

(m) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
        PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.09, 5.02, 7(c).

(n) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
       PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.19(a), 4.19(c), 5.01, 5.02(a), 10(c),
10(e).

(o) PSA Sections - 2.05(d), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(b), 4.03(c).
       PSA Supplement Sections - 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.17, 4.19(a), 4.19(c), 5.01,
5.02(a), 10(c), 10(e).

(p) PSA Sections - 2.05(e), 2.06, 2.07, 2.08(a), 3.02, 3.04, 3.05, 3.06(b), 4.02(a), 4.03(a), 4.03(c), 4.03(d).
       PSA Supplement Sections - 3(b), 4.05, 4.06, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 5.02, 10(c), 10(d).